UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2013 (June 20, 2013)

OSL Holdings, Inc.

(Exact name of registrant as specified in Charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

60 Dutch Hill Road, Suite 15, Orangeburg, NY 10962

(Address of Principal Executive Offices)

(845) 363-6776

(Registrant’s telephone number, including area code)

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2013 (the “Issue Date”), OSL Holdings, Inc. (“the Company”) issued a promissory note (the “Note”) in an aggregate principal amount equal to $200,000 (the “Principal Amount”). The Note accrues simple interest at a rate of 10% per annum, is due and payable six (6) months from the Issue Date (the “Payment Date”) and unpaid principal after the Payment Date shall accrue interest at a rate of 15% annually until paid. At the option of the holder of the Note (the “Noteholder”) the Note is convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) with a value equal to $400,000 based on the closing price for the Company’s Common Stock for the three (3) trading days prior to the Payment Date. In consideration of the Noteholder providing the Company with the Principal Amount, the Company also sold an aggregate of 400,000 shares of common stock for an aggregate purchase price equal to $400 pursuant to the terms and conditions of a Securities Purchase Agreement (the “Purchase Agreement”) to the Noteholder.

The descriptions of the Note and the Purchase Agreement herein are intended to be a summary only and are qualified in their entirety by the terms and conditions of the Note and the Purchase Agreement, the forms of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more fully described in Item 1.01 of this Current Report on Form 8-K, the Company issued the Note in the Principal Amount. The Note constitutes a short-term debt obligation arising other than in the ordinary course of business which create a direct financial obligation on the Company. The terms of the Note set forth above are incorporated herein by this reference.

Item 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The information described in Item 1.01 above is incorporated herein by this reference.

On June 21, 2013, in connection with the satisfaction of $7,000 in existing debt, the Company issued 7,000,000 shares of common stock at per share price equal to $0.001 to an accredited investor pursuant to the terms of the existing debt obligations.

On June 26, 2013, in connection with their respective existing employment arrangements, the Board of Directors of the Company (the “Board”) issued 6,005,000 shares of Common Stock to Mr. Robert Rothenberg and 11,000,000 shares of Common Stock to Mr. Steven Gormley each at a per share price equal to $0.01.

 The securities described herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act. The securities were offered based on the representations from each person acquiring such securities, which included, in part, that such person (i) was an “accredited investor” or was an otherwise sophisticated investor able to bear the economic risk associated with investment in the securities and had been provided with access to all requested information about the Company; (ii) that such person was acquiring such securities for investment purposes for its own account, and not with a view to resale or distribution; and (iii) that such person understood such securities are subject to the restrictions on transfer as set forth in the Securities Act and the rules promulgated thereunder by the Securities and Exchange Commission.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

No brokers or finders were used and no commissions or other fees have been paid by the Company in connection with the sales of securities described in this Current Report on Form 8-K.

Item 4.01.     Changes in Registrant's Certifying Accountant.

(b)      As reported in the Current Report on Form 8-K filed by the Company on June 11, 2013, the Company’s previous auditors, Weinberg & Company, P.A. (“Weinberg”) resigned. On June 25, 2013, the Company engaged Malone Bailey LLP (“Malone Bailey”) as its new independent registered public accounting firm beginning with the quarterly period ended May 31, 2013 and for the Company's fiscal year ended August 31, 2013, subject to Board approval. During the two most recent fiscal years and through June 26, 2013, neither the Company nor anyone on its behalf consulted with Malone Bailey regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Company's financial statements, and none of the following was provided to the Company: (a) a written report; or (b) oral advice that Malone Bailey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Directors

Effective June 20, 2013, the Board filled two existing vacancies electing Robert Rothenberg and Steven Gormley as members of the Board.

Robert Rothenberg, 42, has been our President since January 2012. Mr. Rothenberg has over 20 years of marketing and operational experience. Prior to his role with the Company Mr. Rothenberg served as Managing Director of U.S. Operations for LSF Interactive, a global digital marketing agency from 2010 to 2012. Prior to this role he served many Executive level roles including Managing Director of Unreal Marketing from 2002 to 2010. During his decade of work in the internet advertising space he has helping clients such as JP Morgan Chase, the NFL, L'Oreal, Core Logic, Morgan Stanley (Discover Card), Career Education Corporation, Penske and Warnaco Brands (Speedo, CKU and CK Jeans). Mr. Rothenberg also served as Vice President of Marketing & Business Development at GSI Commerce from 1999 to 2001, as one of the first employees hired after the formation of GSI Commerce, Mr. Rothenberg helped launch GSI Commerce and grow the foundation of the business that became an e-commerce powerhouse that was recently acquired by eBay for an announced $2.4 billion. Prior to his work for GSI, Mr. Rothenberg worked for the National Basketball Association (NBA Properties, Inc.) from 1996 to 1999 where he launched and managed NBA Properties Direct to Consumer (DTC) business initiatives which included printed catalogues, e-commerce websites, projects for their retail store on 5th Avenue and a database partnership with Sports Illustrated.

Steven Gormley, 46, has been an employee of the Company since July 2012 and President of our Equality Rewards division since January 2013. Mr. Gormley has also served as a partner in GB Strategic LLC, a business consultancy firm, since August 2011. Prior to that, Mr. Gormley founded Zamaneth Media Consulting, a branded entertainment company, where he serviced as CEO from January 2008 until October 2011.

Neither Mr. Rothenberg nor Mr. Gormley has been appointed to a committee.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits
10.1 10.2	Form of Note, dated June 21, 2013. Form of Purchase Agreement, dated June 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS, INC.

Date: June 26, 2013	By:	/s/ Eric Kotch
Eric Kotch, Chief Financial Officer